The George
Putnam Fund
of Boston


ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Reflecting its ability to achieve solid returns over long time periods, The George Putnam Fund of Boston class A shares ranked 27 out of 134 balanced funds tracked by Lipper Analytical Services for 5-year returns as of July 31, 1998, placing the fund in the top 20% of this category.*


* "This venerable offering has shown new life under [co-manager Edward] Bousa's watch. It is now a more than respectable choice for moderate investors."

                            -- Morningstar Mutual Funds, May 27, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

44 Financial statements

 * Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For periods ended 7/31/98, the fund's class A shares placed 197 out of 379 funds for 1-year and 15 out of 51 funds for 10-year performance. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The ability of The George Putnam Fund of Boston to invest in both stocks and bonds proved advantageous during the fiscal year ended July 31, 1998. By investing selectively in the stocks of large undervalued companies undertaking positive changes, your fund's managers were able to minimize the effects of the stock market disruptions triggered by events in Asia last year. By directing the fund's bond sector largely into Treasuries and mortgage-backed securities, they were able to capitalize on the bond market's rise as equity investors sought the safety of bonds.

I am pleased to note two additions to your fund's management team, David
L. Waldman and James M. Prusko. Both are members of Putnam's Core Fixed-Income group. David joined Putnam in 1997, coming from Lazard Freres Asset Management and Goldman Sachs Asset Management. He has 10 years of investment experience. Jim has been at Putnam since 1992 and has 7 years of investment experience.

On the following pages, your fund's management team discusses its strategies during fiscal 1998 and prospects for the year ahead in this still unsettled environment.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 16, 1998



Report from the Fund Managers
Edward P. Bousa
James M. Prusko
David L. Waldman
Jeffrey J. Kobylarz

The George Putnam Fund of Boston demonstrated the resilience of its balanced strategy during the fiscal year that ended July 31, 1998. Over the past 12 months, the stock market experienced a fair amount of turbulence as Asia's financial crisis caused episodes of volatility and began to slow the growth of U.S. corporate earnings. Nonetheless, many of the large, established companies in your fund's portfolio continued to post gains, while the fixed-income portion benefited from strong demand for bonds. The fund's class A shares posted a gain of 9.53% at net asset value for the year (3.22% at public offering price). For complete performance information, including the returns of all share classes, please turn to the performance tables on page 9.

* CHANGING ECONOMIC PERCEPTIONS AFFECT VALUE STOCKS

The performance of equities in the portfolio during the past year varied significantly. Companies highly sensitive to economic growth rates faced tougher circumstances because Asia's recession caused a steep decline in demand for capital goods and commodities such as oil and paper. Stocks of companies in more consumer-oriented businesses had better fortunes. The fund owned both types of stocks because, as we have explained in previous reports, we invest in a variety of industries, seeking large, undervalued companies undertaking positive changes to improve financial performance. During the past year, the fund owned several oil, chemical, and basic materials companies that were attractively priced in comparison with the overall stock market. The oil company holdings, in particular, have been undertaking positive changes to improve their earnings. Exxon, one of the portfolio's largest holdings, has been gaining competitiveness for a number of years, but the falling price of oil since late 1997 prompted investors focused on short-term conditions to sell the stock, driving its price down and dampening the fund's performance. Although this holding, as well as others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Fortunately we found undervalued stocks in several other sectors less exposed to Asian economies. We adjusted the portfolio by adding to positions in utilities and consumer nondurables, such as American Home Products, a pharmaceutical company, while trimming our stakes in industrial and capital goods companies. Utility stocks have also offered a degree of protection from market volatility because most of the utility business is well insulated from concerns about Asia. Meanwhile, the portfolio's overweighted position in the financials sector benefited from falling interest rates and from secular trends in the industry -- corporate restructurings and investments in information technology. During the period, many financial companies sought to leverage even more gains from their new efficiencies by merging. Several fund holdings, such as First Chicago NBD, have been parties to mergers recently.

[GRAPHIC OMITTED: horizontal bar chart of COMPARATIVE PORTFOLIO
                  COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                    7/31/98             7/31/97

Common stocks                        62.0%               64.6%

U.S. government and
agency securities                    13.2%               13.0%

Corporate bonds
and notes                            17.8%               12.9%

Foreign government
bonds and notes                       1.2%                3.9%

Brady bonds+                          0.6%                1.3%

Collateralized
mortgage obligations                  2.8%                0.9%

Convertible and
preferred securities                  0.4%                0.2%

Cash and
other                                 2.4%                0.5%


Footnote reads:
*Based on percentage of net assets. The balances of the portfolio on dates listed were invested in cash and short-term securities.
 Portfolio allocation will vary over time.

+Brady bonds are U.S.-dollar denominated bonds of foreign governments whose principal is collateralized by U.S. Treasury obligations.



* COMPANIES ENHANCE COMPETITIVENESS WITH NEW STRATEGIES

Our face-to-face consultations with corporate officers and key decision-makers in the companies we research give us important insights on industry conditions and improve the timeliness of our buy-and-sell decisions. Recently we decided to add to existing positions in Burlington Northern Santa Fe Railroad and AT&T because both have demonstrated improving competitiveness. The railroad industry has undergone consolidation in recent years, resulting in two large entities with nationwide services. Burlington has emerged as the more efficient. Although they do not compete head-to-head in most routes, Burlington has picked up a lot of additional customers because of its rival's massive traffic jams in its Texas freight yards. Burlington also reported a significant increase in second-quarter earnings. With regard to AT&T, we are encouraged by its recent acquisitions strategy. It agreed to acquire Tele-Communications, Inc. during the period, giving AT&T access to TCI's millions of cable television subscribers and allowing it to distribute its voice, data, and entertainment products to a far wider audience.

We have also made adjustments to the fund's health-care positions. Several large pharmaceutical companies, for example, have performed especially well this year, including Bristol-Myers and Merck, as consumer spending on drugs and other medical supplies has remained strong and successful new products have been introduced. We decided to take some profits in those positions. We also sold the fund's position in United Healthcare at a favorable price following the stock's resilient performance in much of 1998, when other HMOs came under pressure. The HMO industry's fundamental outlook has deteriorated lately because the federal government has begun to propose new regulatory measures that could increase business costs.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 EQUITY HOLDINGS*

Citicorp
Insurance and finance

Exxon Corp.
Oil and gas

Philip Morris Cos., Inc.
Consumer non durables

NationsBank Corp.
Insurance and finance

Ameritech Corp.
Utilities

American Home Products Corp.
Pharmaceuticals

Bristol-Myers Squibb Co.
Pharmaceuticals

IBM Corp.
Computer services and software

Baxter International, Inc.
Medical supplies and devices

Pharmacia & Upjohn, Inc.
Pharmaceuticals

Footnote reads:
*These holdings represent 10.9% of the fund's net assets as of 7/31/98.
 Portfolio holdings will vary over time.



* SMOOTH SAILING FOR BONDS

Bonds have been clear beneficiaries of the uncertainty in Asia and of the somewhat slower economic growth in the United States as well as of the recent federal budget surplus. Treasuries have led the way, with the yield on the 30-year bond falling to historic lows. Other bond sectors, especially mortgage-backed securities and corporate bonds, have performed well, though they lagged a bit behind Treasuries. Mortgages, for example, suffered from prepayments because many homeowners have refinanced their houses at lower interest rates. As a result, mortgage-backed security investors miss out on long-term interest payments at higher rates.

We kept the bond portion of the portfolio well diversified at all times, making only small changes in the allocations to Treasuries, mortgages, and corporate and foreign government bonds. In the second half of the fund's fiscal year, we added a small number of corporate bonds, both investment-grade and high-yield issues, while trimming some of the fund's Treasury holdings. With Treasury yields quite low and relatively steady, we saw greater upside potential for corporate bonds, which are flourishing thanks to continuing economic growth in both the United States and Europe.

Although economic uncertainty cast some doubts on corporates during the winter, our analysis suggested they were undervalued, and so we opted to enable the fund to benefit from their yield advantages without, we believe, adding much credit risk. Because of our concerns about volatility, we adjusted the high-yield portion of the fund by adding somewhat higher quality credits. We have added many Ba-rated electric and broadcasting issues that, in our opinions, represent some of the safest offerings in the high-yield universe.

* ECONOMY SHOULD REMAIN SOLID, SUPPORT SECURITIES

As the fund enters its 62nd year of operation, the stock market continues to experience volatility stemming from the effects of overseas financial conditions on U.S. companies. While your fund's current performance reflects this uncertain environment, our analysis anticipates continued profitability and steady growth in the domestic economy, although at a somewhat slower pace than that of recent years.

We also expect low inflation and relatively stable interest rates, providing a favorable environment for both bonds and stocks. Also, based on the lessons of history, we anticipate that the lead of growth stocks will eventually give way to outperformance of value equities.

Our fundamental research and ongoing conversations with corporate executives continue to turn up what we consider attractive long-term investments in undervalued companies undertaking positive change, and we will continue to take advantage of these opportunities as we seek to achieve an attractive blend of capital growth and income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital appreciation and current income.

TOTAL RETURN FOR PERIODS ENDED 7/31/98

                                 Class A           Class B          Class M
(inception date)               (11/5/37)         (4/27/92)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       9.53%    3.22%    8.72%    3.76%    8.98%    5.19%
------------------------------------------------------------------------------
5 years                    101.35    89.76    94.01    92.01    96.26    89.34
Annual average              15.02    13.67    14.17    13.94    14.44    13.62
------------------------------------------------------------------------------
10 years                   258.41   237.89   231.12   231.12   238.94   227.16
Annual average              13.62    12.95    12.72    12.72    12.98    12.58
------------------------------------------------------------------------------
Annual average
(life of fund)               9.99     9.88     8.92     8.92     9.20     9.14
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98

                          Standard &   Lehman Bros.   Lehman Bros.
                            Poor's      Govt./Corp.    Aggregate    Consumer
                          500 Index     Bond Index    Bond Index   Price Index
------------------------------------------------------------------------------
1 year                      19.29%        8.06%          7.87%       1.68%
------------------------------------------------------------------------------
5 years                    180.54        38.67          38.97       13.02
Annual average              22.92         6.76           6.80        2.48
------------------------------------------------------------------------------
10 years                   445.10       140.45         139.95       37.72
Annual average              18.48         9.17           9.15        3.25
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/88

                                                         Lehman Brothers
               Lehman Brothers        Fund's class A   Government/Corporate     S&P 500
Date        Aggregate Bond Index      shares at POP        Bond Index            Index

7/31/88            10,000                 9,425              10,000              10,000
7/31/89            11,520                11,535              11,533              13,193
7/31/90            12,334                12,210              12,252              14,051
7/31/91            13,654                13,588              13,505              15,843
7/31/92            15,672                15,447              15,617              17,870
7/31/93            17,266                16,781              17,340              19,430
7/31/94            17,282                17,362              17,317              20,432
7/31/95            19,029                20,440              19,071              25,767
7/31/96            20,083                23,455              20,084              30,037
7/31/97            22,244                30,848              22,251              45,698
7/31/98           $23,995               $33,789             $24,045             $54,510

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $33,112 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $33,894 ($32,716 at public offering price).




PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
                              Class A           Class B          Class M
------------------------------------------------------------------------------
Distributions (number)           4                 4                4
------------------------------------------------------------------------------
Income                        $0.600            $0.469           $0.514
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                      0.782             0.782            0.782
------------------------------------------------------------------------------
Short-term                     0.430             0.430            0.430
------------------------------------------------------------------------------
 Total                        $1.812            $1.681           $1.726
------------------------------------------------------------------------------
Share value:                NAV      POP          NAV         NAV      POP
------------------------------------------------------------------------------
7/31/97                  $18.95    $20.11       $18.82      $18.82   $19.50
------------------------------------------------------------------------------
7/31/98                   18.82     19.97        18.67       18.67    19.35
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend rate1     3.19%     3.00%        2.51%       2.72%    2.63%
------------------------------------------------------------------------------
Current 30-day SEC yield2  3.11      2.93         2.32        2.58     2.49
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                 Class A           Class B          Class M
(inception date)               (11/5/37)         (4/27/92)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      16.71%   10.00%   15.82%   10.82%   16.17%   12.11%
------------------------------------------------------------------------------
5 years                    104.89    93.07    97.41    95.41    99.69    92.64
Annual average              15.43    14.06    14.57    14.34    14.83    14.01
------------------------------------------------------------------------------
10 years                   262.51   241.58   234.92   234.92   242.81   230.70
Annual average              13.74    13.07    12.85    12.85    13.11    12.71
------------------------------------------------------------------------------
Annual average
(life of fund)              10.03     9.93     8.97     8.97     9.24     9.18
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Aggregate Bond Index*+ is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities index returns assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

+ Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the Lehman Brothers Government/Corporate Bond Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 1998





Portfolio of investments owned
July 31, 1998


COMMON STOCKS (62.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            273,800  Lockheed Martin Corp.                                                                  $   27,294,438

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
             22,025  PSF Holdings LLC Class A (NON)                                                                385,878

Automotive (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            566,600  Dana Corp.                                                                                 28,191,314
            776,800  Ford Motor Co.                                                                             44,229,050
            375,000  General Motors Corp.                                                                       27,117,188
            408,300  Goodyear Tire & Rubber Co. (The)                                                           24,880,781
                                                                                                            --------------
                                                                                                               124,418,333

Basic Industrial Products (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            486,400  Cooper Industries, Inc.                                                                    25,505,600
            612,200  Deere (John) & Co.                                                                         24,602,788
            416,800  Minnesota Mining & Manufacturing Co.                                                       31,207,900
            485,700  Owens-Illinois, Inc. (NON)                                                                 21,431,513
                                                                                                            --------------
                                                                                                               102,747,801

Broadcasting (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            696,900  Comcast Corp. Class A                                                                      31,643,616

Business Equipment and Services (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            506,800  Hewlett-Packard Co.                                                                        28,127,400
            559,400  Pitney Bowes, Inc.                                                                         28,249,700
            340,000  Xerox Corp.                                                                                35,891,250
                                                                                                            --------------
                                                                                                                92,268,350

Chemicals (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            852,000  du Pont (E.I.) de Nemours & Co., Ltd.                                                      52,824,000
            447,300  Eastman Chemical Co.                                                                       25,384,275
                                                                                                            --------------
                                                                                                                78,208,275

Computer Services and Software (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Compaq Computer Corp.                                                                      19,725,000
            775,000  Electronic Data Systems Corp.                                                              27,270,313
            411,000  IBM Corp.                                                                                  54,457,500
                                                                                                            --------------
                                                                                                               101,452,813

Conglomerates (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            389,800  Temple Inland, Inc.                                                                        20,293,963

Consumer Durable Goods (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            747,900  Hasbro, Inc.                                                                               27,064,631
                 44  Mothers Work, Inc. (NON)                                                                          330
                                                                                                            --------------
                                                                                                                27,064,961

Consumer Non Durables (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            310,100  Colgate-Palmolive Co.                                                                      28,664,869
              1,213  Hedstrom Holdings, Inc. 144A                                                                    1,516
            640,200  Kimberly-Clark Corp.                                                                       28,768,988
          1,425,700  Philip Morris Cos., Inc.                                                                   62,463,481
                                                                                                            --------------
                                                                                                               119,898,854

Consumer Services (--%)
--------------------------------------------------------------------------------------------------------------------------
                100  AmeriKing, Inc. (NON)                                                                           5,200

Electronics and Electrical Equipment (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            423,300  Eaton Corp.                                                                                27,620,325
            608,400  Emerson Electric Co.                                                                       36,161,775
            715,600  Texas Instruments, Inc.                                                                    42,444,025
                                                                                                            --------------
                                                                                                               106,226,125

Food and Beverages (3.6%)
--------------------------------------------------------------------------------------------------------------------------
            628,000  Anheuser-Busch Cos., Inc.                                                                  32,459,750
          1,000,000  ConAgra, Inc.                                                                              25,875,000
            416,000  General Mills, Inc.                                                                        25,766,000
            591,700  Heinz (H.J.) Co.                                                                           32,617,463
            423,600  Nabisco Holdings Corp. Class A                                                             15,090,750
            524,800  Sara Lee Corp.                                                                             26,305,600
            686,100  Wendy's International, Inc.                                                                15,308,606
          1,167,100  Whitman Corp.                                                                              24,727,931
                                                                                                            --------------
                                                                                                               198,151,100

Health Care (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            904,600  Columbia/HCA Healthcare Corp.                                                              25,781,100
            911,900  HEALTHSOUTH Corp. (NON)                                                                    22,911,488
            255,800  WeLLPoint Health Networks, Inc. (NON)                                                      15,683,738
                                                                                                            --------------
                                                                                                                64,376,326

Insurance and Finance (14.5%)
--------------------------------------------------------------------------------------------------------------------------
            774,000  Allstate Corp.                                                                             32,846,625
            659,600  American General Corp.                                                                     45,058,925
            386,000  BankAmerica Corp.                                                                          34,643,500
            609,600  BankBoston Corp.                                                                           29,489,400
            202,208  Bankers Trust New York Corp. (CUS)                                                         22,659,934
            520,000  Charter One Financial, Inc.                                                                16,932,500
            433,400  CIGNA Corp.                                                                                28,631,488
            414,500  Citicorp                                                                                   70,465,000
            570,600  Federal National Mortgage Association                                                      35,377,200
            592,800  First Chicago NBD Corp.                                                                    49,684,050
            664,000  First Union Corp.                                                                          40,006,000
            400,200  Fleet Financial Group, Inc.                                                                34,392,188
            630,200  Hartford Financial Services Group                                                          32,809,788
            356,300  Household International, Inc.                                                              17,725,925
            782,800  KeyCorp                                                                                    26,615,200
            220,000  Mercantile Bancorpation, Inc.                                                              11,962,500
            304,600  Morgan (J.P.) & Co., Inc.                                                                  38,379,600
            359,000  Morgan Stanley, Dean Witter, Discover and Co.                                              31,255,438
            747,800  NationsBank Corp.                                                                          59,637,050
          1,129,000  Norwest Corp.                                                                              40,573,438
            597,900  PNC Bank Corp.                                                                             32,249,231
            381,200  Reliastar Financial Corp.                                                                  18,917,050
            611,250  Synovus Financial Corp.                                                                    13,523,906
            642,800  Washington Mutual, Inc.                                                                    25,671,825
                                                                                                            --------------
                                                                                                               789,507,761

Medical Supplies and Devices (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            907,700  Baxter International, Inc.                                                                 54,235,075

Oil and Gas (6.2%)
--------------------------------------------------------------------------------------------------------------------------
            934,100  Amoco Corp.                                                                                38,998,675
            557,150  British Petroleum PLC ADR (United Kingdom)                                                 44,711,288
            488,400  Elf Aquitane ADR (France)                                                                  31,684,950
            525,000  Enron Corp.                                                                                27,792,188
            935,400  Exxon Corp.                                                                                65,594,925
            325,700  Halliburton Co.                                                                            11,826,981
            449,000  Kerr-McGee Corp.                                                                           23,039,313
            719,100  Mobil Corp.                                                                                50,157,225
            585,100  Sonat, Inc.                                                                                17,114,175
            491,500  Total Corp. ADR (France)                                                                   28,107,656
                                                                                                            --------------
                                                                                                               339,027,376

Paper and Forest Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            224,000  Chesapeake Corp.                                                                            8,736,000
            869,000  Weyerhaeuser Co.                                                                           36,498,000
                                                                                                            --------------
                                                                                                                45,234,000

Pharmaceuticals (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,122,000  American Home Products Corp.                                                               57,783,000
            483,600  Bristol-Myers Squibb Co.                                                                   55,100,175
            437,000  Merck & Co., Inc.                                                                          53,887,563
          1,141,970  Pharmacia & Upjohn, Inc.                                                                   54,100,829
                                                                                                            --------------
                                                                                                               220,871,567

Photography (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Eastman Kodak Co.                                                                          16,825,000

Publishing (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            418,000  McGraw-Hill, Inc.                                                                          34,249,875

REIT's (Real Estate Investment Trust) (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            107,800  Duke Realty Investments, Inc.                                                               2,310,963
            387,600  Equity Residential Properties Trust                                                        16,279,200
            571,000  Starwood Lodging Trust                                                                     23,446,688
                                                                                                            --------------
                                                                                                                42,036,851

Retail (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            549,500  May Department Stores Co.                                                                  35,271,031
            660,500  Sears, Roebuck & Co.                                                                       33,520,375
          1,107,813  Toys "R" Us (NON)                                                                          25,202,746
                                                                                                            --------------
                                                                                                                93,994,152

Telecommunications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            519,100  BCE Inc. (Canada)                                                                          20,926,219
            142,000  Cincinnati Bell, Inc.                                                                       4,561,750
              3,175  NEXTEL Communications, Inc. Class A (NON)                                                      85,030
            196,870  U S West, Inc.                                                                             10,507,936
                                                                                                            --------------
                                                                                                                36,080,935

Transportation (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            414,100  Burlington Northern Santa Fe Corp.                                                         42,626,419
            264,800  Delta Air Lines, Inc.                                                                      32,438,000
            581,600  FDX Corp. (NON)                                                                            35,295,850
            945,100  Ryder System, Inc.                                                                         27,407,900
            425,000  UAL Corp. (NON)                                                                            33,096,875
                                                                                                            --------------
                                                                                                               170,865,044

Utilities (8.0%)
--------------------------------------------------------------------------------------------------------------------------
            834,400  American Telephone & Telegraph Co.                                                         50,585,500
          1,180,500  Ameritech Corp.                                                                            58,065,844
            489,000  BellSouth Corp.                                                                            33,404,813
            640,000  Duke Energy Corp.                                                                          36,560,000
            528,300  Entergy Corp.                                                                              14,462,213
            805,300  GTE Corp.                                                                                  43,788,188
            816,000  OGE Energy Corp.                                                                           21,267,000
            600,000  P P & L Resources, Inc.                                                                    13,912,500
            640,600  Potomac Electric Power Co.                                                                 15,454,475
            873,402  SBC Communications, Inc.                                                                   35,700,307
            990,000  Sempra Energy (NON)                                                                        24,935,625
            315,700  Southern Co.                                                                                8,050,350
            435,000  Sprint Corp.                                                                               30,450,000
            781,000  Texas Utilities Co.                                                                        31,288,813
            425,800  Western Resources, Inc.                                                                    16,606,200
                                                                                                            --------------
                                                                                                               434,531,828
                                                                                                            --------------
                     Total Common Stocks (cost $2,905,235,629)                                              $3,371,895,497

CORPORATE BONDS AND NOTES (17.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.1%)
--------------------------------------------------------------------------------------------------------------------------
        $   400,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                       $     440,000
          1,370,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                           1,486,450
             40,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                            41,700
            355,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                       369,200
             45,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              48,319
            850,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                           896,750
                                                                                                            --------------
                                                                                                                 3,282,419

Aerospace and Defense (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 101,750
            530,000  Aviation Sales Co. 144A sr. sub. notes 8 1/8s, 2008                                           527,350
            570,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                              611,325
            180,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                                  181,800
            500,000  Burke Industries, Inc. company guaranty 10s, 2007                                             517,500
            115,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      116,150
         14,405,000  Raytheon Co notes 6.45s, 2002                                                              14,519,664
            105,000  Sequa Corp. bonds 8 3/4s, 2001                                                                106,706
            115,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                            118,163
            115,000  United Defense Industries Inc.
                       company guaranty 8 3/4s, 2007                                                               116,725
                                                                                                            --------------
                                                                                                                16,917,133

Agriculture (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                                        306,000
          4,120,000  Potash Corp. of Saskatchewan notes
                       7 1/8s, 2007 (Canada)                                                                     4,268,320
            255,739  Premium Standard Farms, Inc. sr. secd. notes
                       11%, 2003 (PIK)                                                                             275,560
            310,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                               318,525
                                                                                                            --------------
                                                                                                                 5,168,405

Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
            320,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                  345,600
            600,000  Tultex Corp. company guaranty 9 5/8s, 2007                                                    570,000
                                                                                                            --------------
                                                                                                                   915,600

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            111,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         121,684
             40,000  Cambridge Industries Inc. company guaranty
                       Ser. B, 10 1/4s, 2007                                                                        40,400
          2,630,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                     2,842,767
             52,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                             56,290
            840,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                        886,200
            800,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            884,000
          1,260,000  Navistar International Corp. sr. notes Ser. B, 7s, 2003                                     1,266,300
            550,000  Talon Automotive Group 144A sr. sub. notes
                       9 5/8s, 2008                                                                                547,250
            500,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                                   495,000
                                                                                                            --------------
                                                                                                                 7,139,891

Banks (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,225,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              6,786,804
            145,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                         146,813
          5,330,000  Den Danske Bank 144A sub. notes
                       6.55s, 2003 (Denmark)                                                                     5,433,349
             40,000  Dime Capital Trust bank guaranty Ser. A, 9.33s, 2027                                           46,346
            120,000  Espirto Santo Centrais sr. notes 10s, 2007 (Canada)                                           105,000
            595,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                                        679,788
          4,015,000  Firstar Capital Trust I company guaranty
                       Ser. B, 8.32s, 2026                                                                       4,423,526
          4,480,000  Fuji JGB Inv. LLC 144A FRB 9.87s, 2049                                                      3,922,285
          4,130,000  Greenpoint Bank sr. notes 6.7s, 2002                                                        4,182,864
          8,895,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                          8,868,315
            140,000  North Fork Capital Trust I company guaranty
                       8.7s, 2026                                                                                  156,352
              5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                      5,438
          9,830,000  Peoples Bank Bridgeport sub. notes 7.2s, 2006                                              10,043,803
          1,685,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       1,879,870
             90,000  Riggs Capital Trust 144A bonds 8 5/8s, 2006                                                    97,805
          3,750,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                                 3,926,288
          4,855,000  Sparbanken Sverige AB (Swedbank) 144A sub.
                       7 1/2s, 2006 (Sweden)                                                                     5,038,034
          3,915,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     4,003,440
          2,000,000  State Development Bank deb. 12 1/2s, 1999 (China)                                           2,137,500
          2,195,000  State Street Institution 144A company guaranty
                       7.94s, 2026                                                                               2,356,091
          4,450,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              4,847,830
          5,090,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                              5,304,798
                                                                                                            --------------
                                                                                                                74,392,339

Basic Industrial Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Axia, Inc. 144A sr. sub. notes 10 3/4s, 2008                                                  601,500
            175,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                                        201,688
            120,000  Koppers Industries, Inc. 144A sr. sub. notes
                       9 7/8s, 2007                                                                                122,700
            250,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                            252,500
             60,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                      63,137
             30,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                 30,300
                                                                                                            --------------
                                                                                                                 1,271,825

Broadcasting (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                           52,750
            585,000  Affinity Group Holdings sr. notes 11s, 2007                                                   625,219
            800,000  American Radio Systems Corp. company guaranty
                       9s, 2006                                                                                    860,000
            400,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                  446,000
            985,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                        795,388
          1,690,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            1,791,400
            190,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                        149,150
            580,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004                                                                                568,400
            185,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                            194,250
            990,000  Chancellor Media Corp. sr. sub. notes Ser. B,
                       8 1/8s, 2007                                                                              1,004,850
             80,000  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                                         88,600
            500,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                        462,500
            930,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             918,375
            490,000  Fox Family Worldwide, Inc. sr. disc. notes
                       stepped-coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                        323,400
            480,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               493,200
            650,000  Fox/Liberty Networks LLC sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 8/15/02), 2007 (STP)                                         464,750
            625,000  Granite Broadcasting Corp. sr. sub. notes
                       10 3/8s, 2005                                                                               662,500
            640,000  Granite Broadcasting Corp. 144A sr. sub. notes
                       8 7/8s, 2008                                                                                652,800
             45,000  Gray Communications Systems, Inc. sr. sub. notes
                       10 5/8s, 2006                                                                                49,275
            115,000  Heritage Media Services Corp. sr. sub. notes
                       8 3/4s, 2006                                                                                122,763
            100,000  Jacor Communications, Inc. company guaranty
                       9 3/4s, 2006                                                                                109,000
          1,125,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      1,181,250
             50,000  Pegasus Communications Corp. sr. notes Ser. B,
                       9 5/8s, 2005                                                                                 51,500
            250,000  Pegasus Media & Communications notes Ser. B,
                       12 1/2s, 2005                                                                               282,500
             35,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                       35,700
            200,000  Sinclair Broadcasting Group, Inc. sr. sub. notes 10s, 2005                                    216,500
            700,000  Sinclair Broadcasting Group, Inc. company guaranty
                       9s, 2007                                                                                    728,000
            150,000  Sinclair Broadcasting Group, Inc. sr. sub. notes
                       8 3/4s, 2007                                                                                157,875
            700,000  Spanish Broadcasting Systems sr. notes
                       12 1/2s, 2002                                                                               798,000
            100,000  Spanish Broadcasting Systems sr. notes
                       Ser. B, 11s, 2004                                                                           108,500
             85,000  TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                            85,850
                                                                                                            --------------
                                                                                                                14,480,245

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  American Architectural Products Corp.
                       company guaranty 11 3/4s, 2007                                                              116,150
            175,000  Atrium Companies, Inc. 144A sub. notes 10 1/2s, 2006                                          183,750
            200,000  Beazer Homes USA company guaranty 8 7/8s, 2008                                                197,000
            180,000  Brand Scaffold Services 144A sr. notes 10 1/4s, 2008                                          183,600
             60,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                                        61,650
            115,000  Congoleum Corp. sr. notes 9s, 2001                                                            117,300
             95,000  D.R. Horton Inc. company guaranty 10s, 2006                                                   102,600
            520,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               410,800
          3,300,000  Guangdong Enterprises 144A sr. notes
                       8 7/8s, 2007 (China)                                                                      2,431,407
            130,000  Jackson Products, Inc. 144A company guaranty
                       9 1/2s, 2005                                                                                129,675
            200,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                             216,500
          1,000,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                                    1,032,500
            500,000  NVR, Inc. sr. notes 8s, 2005                                                                  500,000
            200,000  Republic Group Inc. 144A sr. sub. notes 9 1/2s, 2008                                          201,250
                                                                                                            --------------
                                                                                                                 5,884,182

Business Equipment and Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Axiohm Transactions Solutions Inc. company guaranty
                       9 3/4s, 2007                                                                                 69,038
            280,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                           287,000
            610,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               664,900
            280,000  Morris Material Handling Inc. 144A sr. notes
                       9 1/2s, 2008                                                                                254,800
            100,000  Outsourcing Solutions, Inc. sr. sub. notes
                       Ser. B, 11s, 2006                                                                           108,000
            649,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               729,314
            500,000  Production Resource Group sr. sub. notes
                       11 1/2s, 2008                                                                               496,250
          1,020,000  U.S. Office Products Co. 144A sr.sub notes
                       9 3/4s, 2008                                                                              1,020,000
            800,000  Unicco Service Co. company guaranty Ser. B,
                       9 7/8s, 2007                                                                                808,000
            920,000  United Stationer 144A sr. sub. notes 8 3/8s, 2008                                             929,200
            895,000  Williams Scoutman, Inc. 144A sr. notes 9 7/8s, 2007                                           924,088
                                                                                                            --------------
                                                                                                                 6,290,590

Cable Television (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            485,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              409,825
            100,000  Adelphia Communications Corp. sr. notes
                       Ser. B, 10 1/4s, 2000                                                                       104,750
            250,000  Adelphia Communications Corp. sr. notes
                       Ser. B, 9 7/8s, 2007                                                                        275,625
            261,875  Adelphia Communications Corp. sr. notes
                       9 1/2s, 2004 (PIK)                                                                          280,206
            355,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                           389,613
            850,000  Century Communications Corp. sr. notes
                       8 7/8s, 2007                                                                                915,875
            605,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                                     643,666
            250,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                     266,595
            240,000  Comcast Corp. sr. sub. notes 9 1/8s, 2006                                                     255,600
          4,825,000  Continental Cablevision, Inc. sr. deb 9 1/2s, 2013                                          5,697,939
             10,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                                  11,050
            100,000  CSC Holdings, Inc. sr. sub. notes 9 1/4s, 2005                                                106,750
             10,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 9/30/99), 2004
                       (United Kingdom) (STP)                                                                        9,650
            625,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      528,125
          1,670,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,294,250
            210,000  Globo Communicacoes 144A sr. notes
                       10 5/8s, 2008 (Brazil)                                                                      192,150
          1,010,000  International Cabletel, Inc. sr. notes stepped-coupon
                       Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                                               838,300
            390,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            428,025
            650,000  Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                                 656,500
          1,250,000  Lenfest Communications, Inc. sr. sub. notes
                       10 1/2s, 2006                                                                             1,462,500
            310,000  Lenfest Communications, Inc. 144A sr. sub. notes
                       8 1/4s, 2008                                                                                322,400
            500,000  Marcus Cable Co. (L.P.) sr. deb 11 7/8s, 2005                                                 536,250
            765,000  Marcus Cable Co. (L.P.) notes stepped-coupon
                       zero % (13 1/2s, 8/1/99), 2004 (STP)                                                        745,875
            100,000  Rogers Cablesystems Ltd. notes 11s, 2015                                                      116,000
            225,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                          250,313
                                                                                                            --------------
                                                                                                                16,737,832

Cellular Communications (--%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                                      86,800

Chemicals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  Geo Specialty Chemicals 144A sr. sub. notes
                       10 1/8s, 2008                                                                               368,100
            275,000  Huntsman Corp. 144A sr. sub. notes FRN 9.031s, 2007                                           277,750
          1,640,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                               1,737,941
            150,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                       (13s, 10/15/98), 2005 (STP)                                                                 156,000
            500,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (Canada)                                                                       470,000
            125,000  Sovereign Specialty Chemical 144A company guaranty
                       Ser. A, 9 1/2s, 2007                                                                        128,750
            135,000  Sterling Chemicals Holdings sr. disc. notes
                       stepped-coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                         81,000
            100,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                  81,500
            125,000  Union Carbide Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                           134,375
                                                                                                            --------------
                                                                                                                 3,435,416

Computer Services and Software (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         13,380,000  Dell Computer Corp. deb. 7.1s, 2028                                                        13,431,914
            670,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                       489,100
            370,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      388,500
            150,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           155,250
                                                                                                            --------------
                                                                                                                14,464,764

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,545,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                             3,280,836
             30,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                    29,850
                                                                                                            --------------
                                                                                                                 3,310,686

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Hedstrom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12s, 6/1/02), 2009 (STP)                                              12,400
            570,000  Iron Age Corp. 144A sr. sub. notes 9 7/8s, 2008                                               552,900
            110,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        114,400
            165,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                                     179,025
                                                                                                            --------------
                                                                                                                   858,725

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                              60,900
            205,000  Carson, Inc. company guaranty Ser. B, 10 3/8s, 2007                                           205,000
            160,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                           161,600
            220,000  Coty, Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                                  235,675
            845,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 853,450
            290,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                          297,250
                                                                                                            --------------
                                                                                                                 1,813,875

Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                        37,188
            170,000  French Fragrances, Inc. 144A sr. notes 10 3/8s, 2007                                          179,350
          1,405,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                                 1,469,785
          5,460,000  Philip Morris Cos., Inc. notes 7 1/4s, 2003                                                 5,635,484
          2,925,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                                 3,011,346
          2,800,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                                   2,839,732
          1,190,000  Revlon Worldwide Corp. sr. disc. notes Ser. B,
                       zero %, 2001                                                                                943,075
          5,025,000  Sampoerna International Finance Co. 144A
                       company guaranty 8 3/8s, 2006 (Indonesia)                                                 2,613,000
                                                                                                            --------------
                                                                                                                16,728,960

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            450,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 470,250
            685,000  Club Regina, Inc. 144A sr. notes 13s, 2004                                                    678,150
            548,750  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                609,113
            490,000  Fitzgerald Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                               441,000
            120,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           132,000
          1,140,000  HMH Properties, Inc. company guaranty Ser. B,
                       7 7/8s, 2008                                                                              1,135,725
            140,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                     149,450
            100,000  Isle of Capri Black Hawk LLC 1st mortgage
                       Ser. B, 13s, 2004                                                                           105,500
            535,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                    561,750
          9,730,000  TCI Communications, Inc. sr. notes 8.65s, 2004                                             10,829,587
                                                                                                            --------------
                                                                                                                15,112,525

Electronics and Electrical Equipment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                       77,175
            116,476  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                              120,990
            123,587  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         128,685
            125,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                                123,750
            650,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             632,125
            120,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                           129,900
          1,110,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                        1,270,950
          1,270,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                             1,244,600
            490,000  Flextronics International Ltd. sr. sub. notes Ser. B,
                       8 3/4s, 2007                                                                                494,900
             45,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            47,475
            340,000  Motors and Gears Inc. sr. notes Ser. B, 10 3/4s, 2006                                         365,500
            160,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                                148,800
            500,000  Unisys Corp. deb. 9 3/4s, 2016                                                                517,500
             50,000  Viasystems, Inc. notes 9 3/4s, 2007                                                            49,250
            480,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                                  463,200
          1,225,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                1,237,250
            610,000  Zilog Inc. 144A sr. notes 9 1/2s, 2005                                                        475,800
                                                                                                            --------------
                                                                                                                 7,527,850

Energy-Related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            435,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                                         444,788
          8,990,000  Calenergy, Inc. sr. notes 7.63s, 2007                                                       9,035,220
          6,230,000  Enron Corp. notes 6.95s, 2028                                                               6,120,103
          1,120,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                     1,086,400
          6,295,000  KN Capital Trust III company guaranty 7.63s, 2028                                           6,397,294
             80,000  Newpark Resources, Inc. company guaranty
                       Ser. B, 8 5/8s, 2007                                                                         80,800
            340,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. G, 7 3/4s, 2008                                                                        351,339
            270,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. F, 7 5/8s, 2005                                                                        274,830
            175,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004                                                                               157,500
          3,350,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                                       3,052,085
          1,170,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     1,181,700
                                                                                                            --------------
                                                                                                                28,182,059

Entertainment (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            310,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           314,650
            640,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                              723,200
            450,000  Aztar Corp. sr. sub. notes 11s, 2002                                                          461,250
             75,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                   84,750
            725,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                                         754,000
            280,000  Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                        289,800
            350,000  Coast Hotels & Casinos, Inc. 1st mtge. company
                       guaranty Ser. B, 13s, 2002                                                                  404,250
            220,000  Empress River Casino sr. notes 10 3/4s, 2002                                                  231,825
            150,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                                166,875
            435,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                      450,225
            510,000  Mohegan Tribal Gaming sr. secd. notes Ser. B,
                       13 1/2s, 2002                                                                               647,700
         11,065,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                              11,614,267
            500,000  Paramount Communications Inc. deb. 7 1/2s, 2023                                               496,385
             80,000  Penn National Gaming, Inc. 144A sr. notes
                       10 5/8s, 2004                                                                                84,800
            125,000  Players International, Inc. sr. notes 10 7/8s, 2005                                           135,313
            210,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                               232,050
            390,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  279,825
            530,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                        522,050
            575,000  Showboat Marina Casino 1st mtge. Ser. B,
                       13 1/2s, 2003                                                                               668,438
            290,000  Silver Cinemas Intl.144A sr. sub. notes 10 1/2s, 2005                                         294,350
            840,000  Six Flags Corp. sr. sub. notes 12 1/4s, 2005                                                  956,550
            650,000  Sun International Hotels Ltd. company guaranty
                       9s, 2007                                                                                    682,500
          2,670,000  Time Warner Entertainment, Inc. notes 8 7/8s, 2012                                          3,158,049
         15,510,000  Time Warner Entertainment, Inc. sr. notes
                       8 3/8s, 2033                                                                             18,120,178
            640,000  Time Warner Entertainment, Inc. notes 7 3/4s, 2005                                            685,811
            350,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            343,875
            600,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                            606,000
          1,000,000  United Artists Theatre 144A sr. sub. notes
                       9 3/4s, 2008                                                                              1,010,000
          1,750,000  Viacom International, Inc. sub. deb. 8s, 2006                                               1,811,250
         17,980,000  Viacom International, Inc. sr. notes 7 3/4s, 2005                                          19,077,679
                                                                                                            --------------
                                                                                                                65,307,895

Environmental Control (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  Allied Waste Industries, Inc. sr. disc. notes
                       stepped-coupon zero % (11.3s, 6/1/02), 2007 (STP)                                           118,400
            120,000  ATC Group Services Inc. company guaranty
                       12s, 2008                                                                                   111,600
          2,120,000  Waste Management, Inc. notes 6 5/8s, 2002                                                   2,141,666
          4,300,000  WMX Technologies, Inc. notes 4.1s, 2002                                                     4,489,716
                                                                                                            --------------
                                                                                                                 6,861,382

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                                66,950
            645,000  Ameriserve Food Co. company guaranty
                       8 7/8s, 2006                                                                                646,613
             50,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         53,500
            370,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D,
                       9 7/8s, 2007                                                                                395,900
            895,000  Canandaigua Wine Co. sr. sub. notes Ser. C,
                       8 3/4s, 2003                                                                                919,613
             75,000  Eagle Family Foods company guaranty Ser. B,
                       8 3/4s, 2008                                                                                 72,750
            135,000  Fleming Companies, Inc. company guaranty
                       Ser. B, 10 1/2s, 2004                                                                       140,063
          1,000,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                              1,030,000
            490,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                            492,450
            150,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                       167,625
            930,000  Smithfield Foods, Inc. sr. sub. notes 7 5/8s, 2008                                            934,650
            100,000  Southern Foods Group sr. sub. notes 9 7/8s, 2007                                              104,750
            670,000  Stater Brothers Holdings sr. sub. notes 9s, 2004                                              690,938
             20,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                            21,000
                                                                                                            --------------
                                                                                                                 5,736,802

Health Care (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            700,000  Columbia/HCA Healthcare Corp. notes 7.15s, 2004                                               690,158
            400,000  Columbia/HCA Healthcare Corp. deb. 7.05s, 2027                                                354,324
            100,000  Columbia/HCA Healthcare Corp. notes 7s, 2007                                                   95,534
            185,000  Conmed Corp. company guaranty 9s, 2008                                                        185,000
            380,000  Extendicare Health Services Inc. company guaranty
                       9.35s, 2007                                                                                 381,900
            265,000  Fresenius Medical Capital Trust I company guaranty
                       9s, 2006(Germany)                                                                           278,250
            375,000  Fresenius Medical Capital Trust II company guaranty
                       7 7/8s, 2008                                                                                367,500
            280,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                                     280,000
            610,000  Global Health Sciences 144A sr. notes 11s, 2008                                               608,475
            300,000  Hudson Respiratory Care, Inc. 144A sr. sub. notes
                       9 1/8s, 2008                                                                                276,000
            200,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                        205,000
            830,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                        842,450
          1,870,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                                     1,880,678
          1,500,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                    1,350,570
            925,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  901,875
            175,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                177,625
            160,000  Paragon Corp. Holdings 144A sr. notes 9 5/8s, 2008                                            140,800
          2,000,000  Paragon Health Networks, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                      2,030,000
            450,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         465,750
            480,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 1/2s, 2007                                                                                489,600
            575,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                                580,750
            700,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            724,500
          3,825,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   3,920,625
                                                                                                            --------------
                                                                                                                17,227,364

Insurance and Finance (3.8%)
--------------------------------------------------------------------------------------------------------------------------
            105,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  105,525
         10,625,000  AFC Capital Trust I company guaranty Ser. B,
                       8.207s, 2027                                                                             11,952,594
          1,990,000  Allstate Financing II company guaranty 7.83s, 2045                                          2,055,829
          1,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                                     1,881,885
         12,745,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                             14,378,527
          8,950,000  Amvescap Corp. PLC 144A sr. notes 6.6s, 2005
                       (United Kingdom)                                                                          9,023,122
            340,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                          373,575
             80,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                   75,200
            110,000  Dine S.A. de C.V. 144A company guaranty
                       8 3/4s, 2007 (Mexico)                                                                       101,475
             90,000  Dollar Financial Group Inc. sr. notes Ser. A,
                       10 7/8s, 2006                                                                                97,650
          7,890,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                      8,464,076
          6,045,000  First Citizens Bank Capital Trust I 144A
                       company guaranty 8.05s, 2008                                                              6,214,713
          1,880,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                       1,976,726
          5,145,000  Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                               5,176,076
         19,395,000  Ford Motor Credit Corp. sr. notes 6s, 2003                                                 19,315,093
          1,920,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                2,162,554
          2,625,000  Hartford Life, Inc. deb. 7.65s, 2027                                                        2,845,080
            175,000  Imperial Credit Capital Trust I 144A
                       company guaranty 10 1/4s, 2002                                                              176,750
            100,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                        99,500
            205,000  Investors Capital Trust I company guaranty
                       Ser. B, 9.77s, 2027                                                                         233,572
          6,225,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                                       6,260,420
         11,410,000  Lehman Bros Holdings, Inc. notes 6 1/4s, 2003                                              11,406,349
          3,970,000  Markel Capital Trust I company guaranty
                       Ser. B, 8.71s, 2046                                                                       4,200,101
            210,000  Market Hub Partners 144A sr. notes 8 1/4s, 2008                                               214,200
          5,100,000  Merrill Lynch & Co., Inc. med. term notes 6.13s, 2003                                       5,121,063
          4,205,000  Money Store, Inc. notes 8.05s, 2002                                                         4,467,014
            620,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                           621,550
             80,000  Netia Holdings B.V. company guaranty Ser. B,
                       10 1/4s, 2007 (Netherlands)                                                                  75,600
             50,000  Netia Holdings B.V. company guaranty
                       stepped-coupon Ser. B zero % (11.25s, 11/1/01),
                       2007 (Netherlands) (STP)                                                                     32,250
          2,310,000  North Fork Bancorporation, Inc.
                       company guaranty 8s, 2027                                                                 2,412,148
             70,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                           75,775
          2,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                                  2,179,940
          3,885,000  Orion Capital Trust II company guaranty 7.701s, 2028                                        4,048,364
          7,170,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                              7,098,587
          8,985,000  Paine Webber Group, Inc. sr. med. term notes
                       6.52s, 2005                                                                               9,007,463
          5,825,000  Phoenix Home Life Mutual Insurance Co.
                       144A notes 6.95s, 2006                                                                    5,971,674
            290,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                   194,300
             35,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                                 33,250
            150,000  Polytama International notes 11 1/4s, 2007                                                     52,500
         10,770,000  Provident Companies, Inc. bonds 7.405s, 2038                                               10,813,080
            185,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                              192,977
          6,350,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          6,570,536
         14,225,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                       14,523,867
          3,195,000  Southern Investments Service Co. sr. notes 6.8s,
                       2006 (United Kingdom)                                                                     3,251,232
             75,000  Sovereign Capital Trust company guaranty 9s, 2027                                              82,445
          8,015,000  TIG Capital Trust I 144A bonds 8.597s, 2027                                                 8,768,250
          5,345,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                       5,851,065
          9,745,000  Trenwick Group, Inc. 144A sr. notes 6.7s, 2003                                              9,754,745
                                                                                                            --------------
                                                                                                               209,990,267

Lodging (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,110,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                   1,121,100
            167,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                            168,253
          1,415,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                             1,506,975
                                                                                                            --------------
                                                                                                                 2,796,328

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
            265,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                                272,288
            150,000  Dade International, Inc. sr. sub. notes Ser. B,
                       11 1/8s, 2006                                                                               168,750
            175,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                       194,250
             55,000  Imagyn Medical Technologies, Inc. company guaranty
                       12 1/2s, 2004                                                                                15,400
            480,000  Kinetic Concepts, Inc. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                492,000
            360,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            381,600
            610,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                     613,050
            430,000  Wright Medical Technology, Inc. 144A notes
                       Ser. C, 11 3/4s, 2000                                                                       425,700
                                                                                                            --------------
                                                                                                                 2,563,038

Metals and Mining (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            630,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                         658,350
            360,000  Ameristeel Corp. 144A sr. notes 8 3/4s, 2008                                                  356,400
            150,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         135,000
            105,000  Armco, Inc. sr. notes 9s, 2007                                                                102,900
            650,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          676,000
          1,915,000  Freeport-McMoRan Copper & Gold Co., Inc.
                       sr. notes 7 1/2s, 2006                                                                    1,512,333
            250,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, (Mexico)                                                234,375
             20,000  Maxxam Group Holdings, Inc. sr. notes
                       Ser. B, 12s, 2003                                                                            22,350
            760,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                           737,200
          3,870,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                                    3,714,426
            250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     262,500
            220,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             222,200
                                                                                                            --------------
                                                                                                                 8,634,034

Oil and Gas (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            365,000  Abraxas Petroleum Corp. 144A 11 1/2s, 2004                                                    372,300
            830,000  American Eco. Corp. 144A company guaranty
                       9 5/8s, 2008                                                                                800,950
            100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  104,250
             70,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    68,075
            740,000  Chesapeake Energy Corp. 144A sr. notes 9 5/8s, 2005                                           714,100
             95,000  CIA Naviera Perez Companc S.A. 144A bonds
                       9s, 2004 (Argentina)                                                                         96,425
          1,000,000  Cliffs Drilling Co. company guaranty Ser. B,
                       10 1/4s, 2003                                                                             1,035,000
          9,185,000  Coastal Corp. bonds 6.95s, 2028                                                             8,972,459
            140,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                                 130,200
            590,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                 598,850
            220,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                                206,800
            370,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                          370,000
          3,150,000  Enron Corp. notes 6.4s, 2006                                                                3,129,336
          3,365,000  Express Pipeline Ltd. 144A sub. notes Ser. B,
                       7.39s, 2019 (Canada)                                                                      3,375,802
            125,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                              133,125
            100,000  Gulf Canada Resources Ltd. sr. sub. notes
                       9 5/8s, 2005 (Canada)                                                                       108,000
          3,205,000  Gulf Canada Resources Ltd. sr. notes
                       8.35s, 2006 (Canada)                                                                      3,425,792
            835,000  K N Energy, Inc. sr. notes 6.45s, 2003                                                        836,386
         11,195,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                               11,098,387
          1,210,000  Michael Petroleum Corp. 144A sr. notes 11 1/2s, 2005                                        1,185,800
            320,000  Northern Offshore 144A company guaranty
                       10s, 2005                                                                                   296,800
            200,000  Pacalta Resources Ltd. sr. notes Ser. B,
                       10 3/4s, 2004 (Canada)                                                                      201,000
            750,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                           742,500
          2,720,000  Petro Geo-Services AS ADR notes
                       7 1/2s, 2007 (Norway)                                                                     2,882,656
          3,000,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                                     3,807,510
            800,000  Petsec Energy, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                       804,000
          7,920,000  Pioneer Natural Resources Co. bonds 7.2s, 2028                                              7,232,148
             15,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                         15,000
             55,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                          56,650
          4,620,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                               4,553,564
            975,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                     996,938
             40,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                   40,400
            720,000  Southwest Royalties, Inc. company guaranty
                       10 1/2s, 2004                                                                               576,000
            160,000  Tokai Corp. 144A FRB 9.98s, 2049 (Japan)                                                      148,800
            440,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                          391,600
          6,830,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/00), 2002 (STP)                                                 5,327,400
            425,000  TransTexas Gas Corp. sr. sub. notes Ser. D,
                       13 3/4s, 2001                                                                               465,375
            185,000  Trico Marine Services, Inc. company guaranty
                       Ser. B, 8 1/2s, 2005                                                                        180,375
                                                                                                            --------------
                                                                                                                65,480,753

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  AEP Industries, Inc. 144A 9 7/8s, 2007                                                        103,750
             90,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                       94,500
            155,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                               158,100
          1,700,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                             1,776,500
            450,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               460,125
                                                                                                            --------------
                                                                                                                 2,592,975

Paper and Forest Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  APP Finance II Mauritius Ltd. bonds 12s,
                       (16s, 2/15/04), 2049 (Indonesia) (STP)                                                       86,400
             75,000  Florida Coast Paper LLC 1st mtge. Ser. B,
                       12 3/4s, 2003                                                                                81,750
            170,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                                175,100
            510,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                       344,250
            500,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                       335,000
            145,000  Repap New Brunswick sr. notes
                       10 5/8s, 2005 (Canada)                                                                      142,100
          1,240,000  Repap New Brunswick 144A sr. notes
                       9s, 2004 (Canada)                                                                         1,240,000
                                                                                                            --------------
                                                                                                                 2,404,600

Pharmaceuticals (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  ICN Pharmaceuticals, Inc. 144A sr. notes
                       9 1/4s, 2005                                                                                211,500
            240,000  PharMerica, Inc. 144A sr. sub. notes 8 3/8s, 2008                                             238,800
                                                                                                            --------------
                                                                                                                   450,300

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                          94,900

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  American Media Operation, Inc. sr. sub. notes
                       11 5/8s, 2004                                                                               184,450
            180,000  Garden State Newspapers, Inc. sr. sub. notes
                       Ser. B, 8 3/4s, 2009                                                                        184,500
            100,000  Hollinger International Publishing, Inc. sr. sub. notes
                       9 1/4s, 2006                                                                                105,500
            120,000  Perry-Judd company guaranty 10 5/8s, 2007                                                     126,000
            100,000  Tri State Outdoor Media, Inc. 144A sr. sub. notes
                       11s, 2008                                                                                   103,750
             40,000  Von Hoffman Press Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                                42,000
                                                                                                            --------------
                                                                                                                   746,200

Real Estate (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,090,000  Bluegreen Corp. 144A sr. notes 10 1/2s, 2008                                                1,068,200
          3,650,000  Chelsea GCA Realty, Inc. notes 7 1/4s, 2007                                                 3,625,144
          9,950,000  First Industrial LP med. term notes 7s, 2006                                               10,010,496
                                                                                                            --------------
                                                                                                                14,703,840

REIT's (Real Estate Investment Trust) (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,920,000  Avalon Properties, Inc. notes 6 7/8s, 2007                                                  4,867,553
          4,670,000  Avalon Properties, Inc. notes 6 5/8s, 2005                                                  4,608,029
          8,540,000  Equity Residential Properties notes 6.63s, 2015                                             8,515,917
          5,500,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007                                        5,665,385
          1,685,000  Health Care Property Investors, Inc. sr. notes
                       6 1/2s, 2006                                                                              1,638,140
         10,015,000  National Health Investors, Inc. bonds 7.3s, 2007                                           10,211,194
          9,095,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                                          9,034,700
          3,050,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                                3,143,300
            120,000  Tanger Properties (L.P.) gtd. notes 8 3/4s, 2001                                              124,337
                                                                                                            --------------
                                                                                                                47,808,555

Retail (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Eye Care Centers of America 144A sr. sub. notes
                       9 1/8s, 2008                                                                                230,000
         13,685,000  Federated Department Stores, Inc. sr. notes
                       8 1/2s, 2003                                                                             14,861,910
            190,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                               198,075
            350,000  Jitney-Jungle Stores company guaranty 12s, 2006                                               399,875
          1,300,000  K mart Corp. deb. 7.95s, 2023                                                               1,322,750
            310,000  K mart Corp. med. term notes 7.55s, 2004                                                      307,780
            150,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    163,875
          1,000,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  1,015,000
          1,790,000  Service Merchandise Co., Inc. sr. sub. deb. 9s, 2004                                        1,288,800
            695,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     560,344
             60,000  Specialty Retailers, Inc. company guaranty
                       Ser. B, 8 1/2s, 2005                                                                         61,800
             85,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                               90,950
            230,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                                       244,950
            200,000  Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                                                     207,000
                                                                                                            --------------
                                                                                                                20,953,109

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            205,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                       zero % (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                                             150,675
            560,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                          574,000
          4,300,000  ICG Services, Inc. 144A sr. discount notes
                       stepped-coupon zero %, (9 7/8s, 5/1/03), 2008 (STP)                                       2,623,000
            210,000  Satellites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                      201,600
            390,000  TCI Satellite Entertainment, Inc. sr. sub. notes
                       10 7/8s, 2007                                                                               385,125
            590,000  TCI Satellite Entertainment, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/1/02), 2007 (STP)                                         386,450
                                                                                                            --------------
                                                                                                                 4,320,850

Shipping (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,380,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      1,359,300

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            330,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                                         323,400
             35,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                                 36,225
         10,090,000  Tyco International Ltd. company guaranty
                       6 3/8s, 2005                                                                             10,087,881
          8,385,000  Tyco International Ltd. company guaranty
                       6 1/4s, 2003                                                                              8,357,497
                                                                                                            --------------
                                                                                                                18,805,003

Telecommunications (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,290,000  AirTouch Communications, Inc. notes 7s, 2003                                                3,397,287
          9,000,000  AirTouch Communications, Inc. notes 6.65s, 2008                                             9,036,720
            920,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                        975,200
            170,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              172,125
          1,340,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                               710,200
          6,715,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                               6,744,277
          2,000,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B,
                       zero % (12 1/2s, 11/15/02), 2007 (STP)                                                    1,200,000
            750,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     746,250
            190,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                123,500
            370,000  Caprock Communications Corp. 144A sr. notes
                       12s, 2008                                                                                   375,550
            400,000  Celcaribe S.A. sr. notes 13 1/2s,2004 (Columbia)                                              424,000
          1,155,000  CellNet Data Systems, Inc. sr. disc. notes
                       stepped-coupon zero % (14s, 10/1/02), 2007 (STP)                                            652,575
            250,000  Cencall Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 1/8s, 1/15/99), 2004 (STP)                                        253,125
            440,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                              469,700
            260,000  Charter Communications International, Inc.
                       disc. notes stepped-coupon Ser. B, zero %
                       (14s, 3/15/01), 2007 (STP)                                                                  226,200
          9,610,000  Colt Telecommunications Group PLC sr. notes
                       8 7/8s, (United Kingdom)                                                                  5,999,494
          5,625,000  Colt Telecommunications Group PLC bonds
                       7 5/8s, 2008 (United Kingdom)                                                             3,195,304
            210,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero % (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                      171,150
            150,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                                      157,875
             40,000  Consorcio Ecuatoriano notes 14s, 2002 (Ecuador)                                                38,800
          1,500,000  CSC Holdings, Inc. deb. 7 5/8s, 2018                                                        1,492,470
            190,000  CTI Holdings S.A. 144A sr. notes stepped-coupon
                       zero % (11 1/2s, 4/15/03), 2008 (STP)                                                       106,875
            740,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                              747,400
             90,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                         105,075
            785,000  E. Spire Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (12 3/4s, 4/1/01), 2006 (STP)                                         629,963
          1,000,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  595,000
            140,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            148,400
            180,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                      181,800
            360,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               365,400
            105,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                               118,519
          2,140,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                        2,268,400
            750,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 15/15/00), 2005 (STP)                                       622,500
          1,310,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                         812,200
          1,200,000  Hyperion Telecommunications, Inc.
                       sr. disc. notes stepped-coupon Ser. B, zero %
                       (13s, 4/15/01), 2003 (STP)                                                                  924,000
            180,000  IDT Corp. sr. notes 8 3/4s, 2006                                                              172,800
            300,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                       (12s, 5/1/01), 2006 (STP)                                                                   234,750
            120,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                       (12s, 2/1/01), 2006 (STP)                                                                    96,600
          1,060,000  Intermedia Communications, Inc. 144A
                       sr. notes 8.6s, 2008                                                                      1,086,500
            440,000  Intermedia Communications, Inc. sr. notes
                       Ser. B, 8 1/2s, 2008                                                                        446,050
          1,525,000  Intermedia Communications, Inc.
                       sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/4s, 7/15/02), 2007 (STP)                                                            1,151,375
            370,000  Iridium LLC/Capital Corp. company guaranty
                       Ser. B, 14s, 2005                                                                           395,900
            370,000  IXC Communications, Inc. 144A sr. sub. notes 9s, 2008                                         380,175
            560,000  KMC Telecom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                        341,600
            470,000  Knology Holdings Inc. sr. disc. notes stepped-coupon
                       zero % (11 7/8s, 10/15/02), 2007 (STP)                                                      276,125
             60,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                                66,600
            310,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          316,975
         14,265,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                             14,637,031
            120,000  Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                            118,200
            180,000  McCaw International Ltd sr. discount notes
                       stepped-coupon zero % (13s, 4/15/02), 2007 (STP)                                            119,700
            140,000  Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                                   144,200
            115,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                               77,913
            830,000  MetroNet Communications Corp. 144A
                       sr. disc. notes stepped-coupon zero %
                       (9.95s, 6/15/03), 2008 (STP)                                                                527,050
          1,150,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                          915,688
            120,000  MJD Communications Inc. 144A sr. sub. notes
                       9 1/2s, 2008                                                                                124,200
            130,000  MJD Communications Inc. 144A FRN 10s, 2008                                                    131,300
            205,000  Mobile Telecommunications Tech. sr. notes
                       13 1/2s, 2002                                                                               237,800
            860,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                         591,250
          2,890,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        1,900,175
            700,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                        469,000
          1,100,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 2/15/99), 2004 (STP)                                       1,102,750
            620,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         626,200
          2,060,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                             1,382,775
            315,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                                       337,050
            250,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                                 263,125
            570,000  Price Communications Wireless Inc. 144A
                       sr. notes 9 1/8s, 2006                                                                      575,700
          1,000,000  Primus Telecom Group sr. notes 11 3/4s, 2004                                                1,070,000
            250,000  Primus Telecom Group 144A sr. notes 9 7/8s, 2008                                              250,000
            700,000  Qwest Communications International, Inc.
                       sr. disc. notes stepped-coupon zero %
                       (9.47s, 10/15/02), 2007 (STP)                                                               540,750
            250,000  Qwest Communications International, Inc.
                       sr. disc. notes stepped-coupon zero %
                       (8.29s, 2/1/03), 2008 (STP)                                                                 186,250
            510,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             330,225
            690,000  RCN Corp. sr. disc. notes stepped-coupon Ser. B,
                       zero % (9.8s, 2/15/03), 2008 (STP)                                                          426,075
            180,000  RSL Communications Ltd. company guaranty
                       9 1/8s, 2008                                                                                178,425
            260,000  RSL Communications Ltd. company guaranty,
                       stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                         165,100
            220,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      254,100
            300,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina)                                                                   288,000
            190,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                           194,750
            110,000  Telesystem International Wireless Inc.
                       sr. disc. notes stepped-coupon Ser. C, zero %
                       (10 1/2s, 11/1/02), 2007 (STP)                                                               66,000
          1,060,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             1,083,850
            100,000  Transtel S.A. 144A pass-through certificates
                       12 1/2s, 2007 (Colombia)                                                                     90,000
            580,000  United International Holdings sr. disc. notes
                       stepped-coupon Ser. B, zero %
                       (10 3/4s, 2/15/03), 2008 (STP)                                                              366,850
            300,000  US Xchange LLC 144A sr. notes 15s, 2008                                                       318,750
          1,500,000  WinStar Equipment Corp. company guaranty
                       12 1/2s, 2004                                                                             1,691,250
          9,340,000  WorldCom, Inc. notes 7 3/4s, 2007                                                          10,038,072
                                                                                                            --------------
                                                                                                                90,972,338

Telephone Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Iridium LLC company guaranty Ser. A, 13s, 2005                                                102,000

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Day International Group, Inc. company guaranty
                       9 1/2s, 2008                                                                                382,850
            810,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                               781,650
             50,000  Glenoit Corp. company guaranty 11s, 2007                                                       52,750
            105,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         107,625
            280,000  Polymer Group, Inc. 144A sr. sub.notes 8 3/4s, 2008                                           284,200
          1,210,000  Polysindo International Finance company guaranty
                       13s, 2001 (Indonesia) (In default) (NON)                                                    387,200
            200,000  Polysindo International Finance company guaranty
                       11 3/8s, 2006 (Indonesia) (In default) (NON)                                                 64,000
            150,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                          153,000
            470,000  Westpoint Stevens, Inc. 144A sr. notes 7 7/8s, 2008                                           479,400
                                                                                                            --------------
                                                                                                                 2,692,675

Transportation (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,185,000  Burlington Northern Santa Fe bonds 6 7/8s, 2027                                             7,235,295
          1,905,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             1,913,058
            220,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 217,250
            390,000  Canadian Airlines Corp. sec. 10s, 2005 (Canada)                                               386,100
          1,570,000  Cathay International Ltd. 144A sr. notes 13s, 2008                                          1,389,450
             25,000  Chemical Leaman Corp. sr. notes 10 3/8s, 2005                                                  28,750
             55,000  Coach USA, Inc. 144A company guaranty 9 3/8s, 2007                                             57,475
            190,000  Consorcio/MCII Holdings sec. notes
                       stepped-coupon zero % (12s, 11/15/98), 2002 (STP)                                           182,163
            590,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             628,350
          2,066,128  Continental Airlines, Inc. pass-through certificates
                       Ser. 97CI, 7.42s, 2007                                                                    2,117,223
          6,800,000  Continental Airlines, Inc. pass-through certificates
                       Ser. 981C, 6.541s, 2009                                                                   6,791,908
         17,235,000  CSX Corp. deb. 7.95s, 2027                                                                 19,243,395
            430,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                       444,513
            140,000  Hermes Europe Railtel sr. notes 11 1/2s (Netherlands)                                         159,600
            150,000  International Shipholding Corp. sr. notes 9s, 2003                                            154,500
            165,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                       182,325
            290,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 305,950
            155,000  MC Shipping, Inc. 144A sr. notes 11 1/4s, 2008                                                153,450
          4,665,000  Norfolk Southern Corp. bonds 7.8s, 2027                                                     5,262,680
          8,430,000  Norfolk Southern Corp. bonds 7.05s, 2037                                                    8,929,225
            600,000  Pegasus Shipping company guaranty Ser. A,
                       11 7/8s, 2004                                                                               603,750
          2,000,000  Southwest Airlines Co. deb. 7 7/8s, 2007                                                    2,223,700
             30,000  TFM SA DE CV company guaranty
                       10 1/4s, 2007 (Mexico)                                                                       30,375
            160,000  TFM SA DE CV company guaranty stepped-coupon
                       zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                              106,800
          1,000,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          1,051,250
            575,000  US Air Inc. pass thru certificates Ser. 93-A2,
                       9 5/8s, 2003                                                                                621,000
            125,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                             129,688
                                                                                                            --------------
                                                                                                                60,549,223

Utilities (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  AES China Generating Co. sr. notes
                       10 1/8s, 2006 (China)                                                                       158,950
          3,840,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           3,900,058
          4,035,000  California Energy Corp. disc. notes 10 1/4s, 2005                                           4,292,998
            175,000  California Energy Corp. sr. notes 9 7/8s, 2003                                                186,688
          1,300,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        1,321,359
          5,520,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         5,358,098
          2,200,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                                     2,261,006
          4,140,000  Connecticut Light & Power Co. 1st mtge.
                       Ser. A, 7 7/8s, 2001                                                                      4,262,627
          3,090,000  Connecticut Light & Power Co. 1st mtge.
                       Ser. C, 7 3/4s, 2002                                                                      3,185,327
          1,160,000  Edison Mission Energy 144A company guaranty
                       7.33s, 2008                                                                               1,225,436
          4,691,000  EIP Funding-Public Service Co. of New Mexico
                       deb. 10 1/4s, 2012                                                                        5,514,693
            110,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                             122,694
          6,040,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                         6,180,853
            166,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                                             176,031
             36,000  First PV Funding Corp. deb. 10.15s, 2016                                                       38,153
          3,265,000  Illinova Corp. sr. notes 7 1/8s, 2004                                                       3,315,934
          3,745,000  Israel Electric Corp., Ltd. 144A sr. notes
                       7 1/4s, 2006 (Israel)                                                                     3,744,363
            135,000  Long Island Lighting Co. deb. 9s, 2022                                                        152,856
            255,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                              305,694
          1,358,157  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                        1,465,018
            300,000  Niagara Mohawk Power Corp. med. term notes
                       9.95s, 2000                                                                                 304,476
          1,133,807  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,172,890
          3,065,128  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        3,105,497
          1,970,000  Orange Cogen Funding 144A company guaranty
                       8.175s, 2022                                                                              2,164,833
          3,450,000  Salton Sea Funding Corp. company guaranty
                       Ser. E, 8.3s, 2011                                                                        3,809,283
          3,925,000  Texas New-Mexico Power Utilities 1st mtge.
                       9 1/4s, 2000                                                                              4,132,554
          6,455,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                      6,758,514
          5,095,000  Texas Utilities Electric Capital Trust V
                       company guaranty 8.175s, 2037                                                             5,281,885
                                                                                                            --------------
                                                                                                                73,898,768
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $958,403,689)                                                                  $  971,054,620

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (0.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal National Mortgage Association
        $43,285,000    6 1/2s, TBA, August 15, 2028                                                         $   43,054,724
          6,790,000    5.94s, December 12, 2005                                                                  6,838,820
                                                                                                            --------------
                                                                                                                49,893,544

U.S. Government Agency Mortgage Pass-Through Certificates (5.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,999,139  Federal Home Loan Mortgage Association 8 3/4s,
                       with due dates from May 1, 2009 to June 1, 2009                                           2,107,833
                     Federal Home Loan Mortgage Corp.
          6,742,007    7s July 1, 2012                                                                           6,884,534
         24,657,122    5 1/2s, with due dates from March 1, 2011 to
                       July 1, 2011                                                                             23,904,596
                     Federal National Mortgage Association
            179,778    11s, with due dates from October 1, 2015 to
                       March 1, 2016                                                                               204,498
            138,202    8 3/4s, July 1, 2009                                                                        144,507
          5,875,798    7s, with due dates from September 1, 2027 to
                       July 15, 2028                                                                             5,958,416
          4,953,353    6 1/2s, with due dates from March 15, 2028 to
                       July 1, 2028                                                                              4,927,001
          1,831,845    5 1/2s, Dwarf, with due dates from March 1, 2013 to
                       March 15, 2013                                                                            1,774,601
                     Government National Mortgage Association
              1,043    15s, September 15, 2011                                                                       1,270
         43,554,773    8s, with due dates from June 15, 2024 to
                       November 15, 2027                                                                        45,195,643
             32,113    7 1/2s, September 15, 2005                                                                   33,327
        123,999,870    7s, with due dates from July 20, 2024 to
                       June 15, 2028                                                                           125,936,844
         57,527,821    6 1/2s, with due dates from February 15, 2026 to
                       July 15, 2028                                                                            57,347,783
                     Government National Mortgage Association
                     Adjustable Rate Mortgages
         13,919,683    7 3/8s, with due dates from June 20, 2022 to
                       May 20, 2024                                                                             14,235,743
         28,007,035    7s, with due dates from July 20, 2023 to
                       June 15, 2028                                                                            28,723,843
          3,241,357    5 1/2s, with due dates from August 20, 2027 to
                       April 15, 2028                                                                            3,262,371
                                                                                                            --------------
                                                                                                               320,642,810

U.S. Treasury Obligations (6.4%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         24,380,000    11 5/8s, November 15, 2004 (SEG)                                                         32,074,816
          4,500,000    10 3/4s, August 15, 2005                                                                  5,828,220
         20,330,000    6 1/8s, November 15, 2027                                                                21,489,420
                     U.S. Treasury Notes
          1,220,000    11 7/8s, November 15, 2003 (SEG)                                                          1,565,797
          5,765,000    5 3/4s, November 15, 2000                                                                 5,793,825
          7,750,000    5 5/8s, May 15, 2008                                                                      7,822,618
         78,375,000    5 5/8s, December 31, 2002                                                                78,570,938
          5,985,000    5 5/8s, May 15, 2001                                                                      6,008,401
        145,970,000    5 1/2s, May 31, 2003                                                                    145,695,576
         36,420,000    5 1/2s, March 31, 2003                                                                   36,340,240
          2,105,000    5 1/2s, February 28, 2003                                                                 2,099,401
          3,075,000    5 1/2s, May 31, 2000                                                                      3,074,047
                                                                                                            --------------
                                                                                                               346,363,299
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $715,235,743)                                                                  $  716,899,653

COLLATERALIZED MORTGAGE OBLIGATIONS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,081,757  Amresco Commercial Mortgage Funding I
                       Ser. 97-C1, Class A1, 6.73s, 2029                                                    $   10,221,957
                     Chase Mortgage Finance Corp.
          1,676,065    Ser. 93-3, Class B13, 7.461s, 2028                                                        1,394,276
          2,161,486    Ser. 94-G, Class B13, 7s, 2025                                                            2,172,631
          3,790,000    Ser. 98-S2, Class A14 6 3/4s, 2028                                                        3,794,738
                     Commercial Mortgage Acceptance Corp.
          4,350,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                         4,403,695
         11,325,000    Ser. 97-ML1, Class A2, 6.57s, 2007                                                       11,533,805
          4,010,000    Ser. 97-ML1, Class A2, 6.53s, 2007                                                        4,078,295
                     Commercial Mortgage Trust Co.
         17,085,000    Ser. 98-C1, Class A2, 7s, 2011                                                           16,812,708
          6,750,000    Ser. 98-C1, Class B, 7s, 2011                                                             6,347,109
                     First Union-Lehman Brothers
                       Commercial Mortgage Co.
          4,390,000    Ser. 97-C2, Class D, 7.12s, 2012                                                          4,402,347
          6,665,000    Ser. 98-C2, Class D, 6.778s, 2013                                                         6,477,547
          6,740,000    Ser. 97-C2, Class A3, 6.65s, 2007                                                         6,874,800
         65,193,570    Ser. 97-C2, Class Interest Only (IO), 1.092s, 2027                                        5,849,595
          1,248,647  GE Capital Mortgage Services, Inc. 144A
                       Ser. 94-12, Class B3, 6s, 2009                                                            1,123,783
                     GMAC Commercial Mortgage Securities Inc.
          6,510,000    Ser. 98-C1, Class E, 7.153s, 2030                                                         6,643,252
             19,869    Ser. 97-C2, Class A1, 6.45s, 2004                                                            20,075
          9,194,352    Ser. 98-C1, Class A1, 6.44s, 2030                                                         9,283,423
                     GS Mortgage Securities Corp. II
          5,380,000    Ser. 98-GLII, Class A2, 6.562s, 2031                                                      5,462,381
          2,940,000    Ser. 98-GLII, Class D, 7.191s, 2031                                                       2,957,456
                     Housing Securities Inc.
            941,244    Ser. 91-B, Class B6, 9s, 2006                                                               940,655
          1,341,331    Ser. 93-F, Class F9M2, 7s, 2023                                                           1,324,984
            248,509    Ser. 93-J, Class J4, 6.66s, 2009                                                            236,472
            135,230    Ser. 93-J, Class J5, 6.66s, 2009                                                            115,030
            220,003    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          207,421
          2,687,000  Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2,
                       Class D, 6.96s, 2030                                                                      2,700,015
                     Morgan Stanley Capital I
          3,000,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                       3,117,656
          1,670,000    Ser. 98-XL1, Class E, 7.15s, 2030                                                         1,714,098
            308,916  Prudential Home Mortgage Securities sub. bonds
                       Ser. 94-31, Class B3, 8s, 2009                                                              308,771
                     Prudential Home Mortgage Securities
          2,965,885    Ser. 92-25, Class B3, 8s, 2022 (In default) (NON)                                         2,915,372
          1,156,046    Ser. 94-A, Class 4B, 7 1/2s, 2023                                                         1,074,039
          3,450,298    Ser. 94-A, Class 4B, 6.802s, 2024                                                         3,412,021
                     Prudential Home Mortgage Securities 144A
          3,136,463    Ser. 95-C, Class B1, 7.815s, 2001                                                         3,124,212
          1,161,192    Ser. 95-D, Class 5B, 7.54s, 2024                                                            881,780
          2,029,513    Ser. 93-E, Class 5B, 7.393s, 2023                                                         1,676,568
          3,620,990    Ser. 93-D, Class 2B, 7.108s, 2023                                                         3,657,199
          1,114,577    Ser. 94-D, Class B4, 6.312s, 2009                                                         1,062,853
          3,725,000  Residential Funding Mortgage Corp. Ser. 98-S13,
                       Class A21 6 3/4s, 2008                                                                    3,708,703
                     Ryland Mortgage Securities Corp.
          1,894,750    Ser. 94-7C, Class B1, 7.358s, 2025                                                        1,934,421
          1,338,310    Ser. 94-7C, Class B2, 7.358s, 2025                                                        1,339,775
          4,238,226  Securitized Asset Sales, Inc. Ser. 93-J, Class 2B, 6.807s                                   4,189,221
            372,000  Travelers Mortgage Securities Corp. coll. oblig.
                       Ser. 1, Class Z2, 12s, 2014                                                                 426,173
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $144,597,647)                                                                  $  149,921,312

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
DEM      10,495,000  Germany (Federal Republic of) Unity Fund
                       bonds 8s, 2002                                                                       $    6,608,072
DEM      34,305,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                    20,307,094
USD       5,050,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                     4,757,100
USD       7,400,000  Russia (Government of) 144A bonds
                       12 3/4s, 2028                                                                             6,086,500
USD      10,850,000  Quebec (Province of) deb. Ser. NM,
                       7 1/8s, 2024                                                                             11,486,787
USD       3,260,000  Russia (Government of) deb. principal loans
                       FRB 6.625s, 2020 (POR)                                                                    1,407,913
ZAR      48,063,000  South Africa (Republic of) bonds
                       Ser. 153, 13s, 2010                                                                       6,778,297
USD      12,785,000  United Mexican States sec. Ser. B,
                       6 1/4s, 2019                                                                             10,564,246
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $70,815,759)                                                                   $   67,996,009

ASSET-BACKED SECURITIES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 5,621,904  First Plus Ser. 98-ACl 8 1/2s, 2023                                                    $    5,577,983
          9,633,146  Green Tree Recreational Equipment & Cons.
                       Ser. 97-B, Class A1, 6.55s, 2028                                                          9,714,427
          6,857,978  Green Tree Recreational Equipment & Cons.
                       Ser. 98-A, Class A1C, 6.18s, 2019                                                         6,866,551
         39,290,000  Lehman Manufactured Housing Ser. 98-1, Class IO,
                       0.819s, 2028                                                                              1,878,553
          7,140,000  Sassco Fashions Ser. RF2 8.58s, 2028                                                        7,636,453
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $31,804,246)                                       $   31,673,967

BRADY BONDS (0.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $15,161,000  Argentina (Republic of) Ser. L-GP, stepped-coupon
                       5 3/4s, (6s, 3/31/99), 2023 (STP)                                                    $   11,446,555
          6,195,521  Brazil (Government of) stepped-coupon 5s,
                       (8s, 4/30/00), 2014 (STP) (POR)                                                           4,724,085
         11,553,000  Peru (Government of) 144A Ser. PDI, 4s, 2017                                                7,278,390
          7,398,000  Philippines (Government of) Ser. B, 6 1/2s, 2017                                            6,510,240
             76,314  Russian (Government of) deb. 6.625s, 2015                                                      38,825
                                                                                                            --------------
                     Total Brady Bonds (cost $31,030,817)                                                   $   29,998,095

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                260  Bestel SA de CV units, stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (STP)                                                       $      181,350
                340  Birch Telecom Inc., 144A units 14s, 2008                                                      340,000
                810  Diva Systems Corp. 144A units stepped-coupon
                       zero % (12 5/8s, 3/1/03), 2008 (STP)                                                        413,100
              1,775  DTI Holdings Inc. units stepped-coupon zero %
                       (12 1/2s, 3/1/03), 2008 (STP)                                                               931,875
                330  ICO Global Communications Ltd. units 15s, 2005                                                330,300
                630  Long Distance International Inc. 144A units
                       12 1/4s, 2008                                                                               642,600
                430  Mediq 144A units, stepped-coupon zero %
                       (13s, 6/1/03), 2009 (STP)                                                                   230,050
                150  Onepoint Communications, Inc. units 14 1/2s, 2008                                             140,250
                450  Pathnet, Inc. 144A units 12 1/4s, 2008                                                        474,750
                920  Rhythms Netconn 144A units stepped-coupon
                       zero % (13 1/2s, 5/15/03), 2008 (STP)                                                       418,600
                390  Startec Global Communications Corp. units 12s, 2008                                           382,200
                 70  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                             72,100
                300  Telehub Communications Corp. units
                       stepped-coupon zero % (13 7/8s,7/31/02), 2005 (STP)                                         204,000
                310  Transamerican Refining units 16s, 2003                                                        316,975
                270  Versatel Teleco units 13 1/4s, 2008                                                           284,850
                540  York Power Funding Ltd. unit 12s, 2007                                                        540,000
                                                                                                            --------------
                     Total Units (cost $6,007,684)                                                          $    5,903,000

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              4,840  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $      130,680
                 35  Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                                           805
             27,755  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                           763,263
                676  Capstar Broadcasting Inc. 144A $12.00 pfd.                                                     78,416
             16,637  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                 465,836
              6,155  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                 336,986
                260  Concentric Network Corp. 144A 13.50% pfd. (PIK)                                               269,750
              2,892  CSC Holdings, Inc. Ser. M, 11.125 cum. (PIK)                                                  338,364
                 98  Echostar Communications, Inc. 12.125 pfd.                                                     109,270
                148  El Paso Electric Co. 11.40 pfd (PIK)                                                           16,132
              6,972  Nextlink Communications, Inc. 144A 7.00 pfd.                                                  407,851
                 81  Paxson Communications Corp. 144A 13.25% pfd. (PIK)                                            805,950
             12,371  Public Service Co. of New Hampshire 2.651
                       1st mtge. pfd.                                                                              327,832
                830  SFX Broadcasting, Inc. Ser. E, 12.625 pfd. (PIK)                                               97,525
              6,775  Webster Financial 7.375 pfd.                                                                6,882,316
                                                                                                            --------------
                     Total Preferred Stocks (cost $10,581,822)                                              $   11,030,976

CONVERTIBLE BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 1,140,000  APP Global Finance Ltd. 144A cv. sec. 2s, 2000
                       (United Kingdom)                                                                     $      940,500
            500,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                                461,250
          2,160,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              1,393,200
            100,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                                 80,625
            580,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                         480,675
          1,000,000  LAM Research Corp. 144A cv. sub. notes 5s, 2002                                               810,000
             45,000  National Semiconductor Corp. 144A cv. deb.
                       6 1/2s, 2002                                                                                 41,063
          8,810,000  Western Digital Corp. 144A cv. sub. deb. zero %, 2018                                       2,136,425
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $7,556,249)                                    $    6,343,738


MUNICIPAL BONDS AND NOTES (0.1%) (a) (cost $5,410,000)
PRINCIPAL AMOUNT                                                                               RATING                VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 5,410,000  NJ Econ. Dev. Auth. Rev. Bonds, Ser. A,
                       Municipal Bond Investors Assurance
                       Corporation, 7.425s, 2/15/29                                             Aaa         $    6,054,331

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                VALUE
--------------------------------------------------------------------------------------------------------------------------
              3,000  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $      313,500
              1,675  Chesapeake Energy Corp. 144A 3.50 cv. cum. pfd.                                                57,789
             77,000  K mart Financing I 3.875 cv. cum. pfd.                                                      4,774,000
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $4,452,893)                                   $    5,145,289

WARRANTS (--%)(a)(NON)                                                                         EXPIRATION
NUMBER OF WARRANTS                                                                               DATE                VALUE
--------------------------------------------------------------------------------------------------------------------------
                660  Allegiance Telecom, Inc.                                                   2/3/08      $       11,880
              1,155  Cellnet Data Systems, Inc.                                                 9/15/07             64,680
             16,000  CGA Group Ltd. 144A                                                        1/1/04                 320
                685  Club Regina, Inc. 144A                                                     12/1/04             20,550
                210  Colt Telecommunications Group PLC                                          12/31/06            73,500
              1,110  Epic Resorts                                                               6/15/05                 11
                205  Esat Holdings, Inc. (Ireland)                                              9/9/99               7,226
              1,732  Fitzgerald Gaming Co.                                                      12/19/98                17
                200  Globalstar Telecom 144A                                                    2/15/04             20,000
                250  Intermedia Communications, Inc.                                            6/1/00              38,750
                560  KMC Telecom Holdings, Inc.                                                 4/15/08             11,200
                470  Knology Holdings, Inc. 144A                                                10/15/07               705
                180  McCaw International Ltd.                                                   4/5/07                 720
                960  Powertel, Inc.                                                             2/1/06               9,120
                625  UIH Australia/Pacific, Inc. 144A                                           5/15/06              9,375
                                                                                                            --------------
                     Total Warrants (cost $139,903)                                                         $      268,054

SHORT-TERM INVESTMENTS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  Asset Securitization Corp. effective yield of 5.52%,
                       August 31, 1998                                                                      $   24,885,000
         64,000,000  Interest in $750,000,000 joint tri-party repurchase agreement dated July 31, 1998 with Goldman Sachs
                       due August 3, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $64,030,187 for an
                       effective yield of 5.66%                                                                 64,010,062
                                                                                                            --------------
                     Total Short-Term Investments (cost $88,895,062)                                        $   88,895,062
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $4,980,167,143) (b)                                            $5,463,079,603
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,441,655,519.

  (b) The aggregate identified cost on a tax basis is $4,982,694,223, resulting in gross unrealized appreciation and depreciation of $642,069,884 and $161,684,504, respectively, or net unrealized appreciation of $480,385,380.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) Portion of income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1998.

(CUS) This entity provides subcustodian services to the fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at July 31, 1998, which are subject to change based on the terms of the security.


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 1998
(aggregate face value $65,661,008)
                                       Aggregate Face   Delivery    Unrealized
                        Market Value       Value          Date     Depreciation
-------------------------------------------------------------------------------
Australian Dollars      $   343,607   $   352,901        9/16/98    $  (9,294)
British Pounds              518,376       518,705        9/16/98         (329)
Deutschemarks            64,502,893    64,789,402        9/16/98     (286,509)
-------------------------------------------------------------------------------
                                                                    $(296,132)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 1998
(aggregate face value $108,921,359)
                           Market    Aggregate Face      Delivery    Unrealized
                           Value         Value             Date    Appreciation
-------------------------------------------------------------------------------
Deutschemarks          $100,577,647  $101,120,181        9/16/98   $  542,534
South African Rand        7,110,833     7,801,178        9/16/98      690,345
-------------------------------------------------------------------------------
                                                                   $1,232,879
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1998
                                     Aggregate Face     Expiration   Unrealized
                         Total Value     Value             Date    Appreciation
-------------------------------------------------------------------------------
US Treasury 20 year
Bonds (long)            $33,100,313   $32,712,039         Sep-98     $388,274
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TBA Sales Commitments at July 31, 1998
(premium received $43,011,857)
                                         Principal   Settlement        Market
Description                                Amount       Date           Value
-------------------------------------------------------------------------------
GNMA, 6 1/2s, August, 2028              $43,145,000    Aug-98       $43,009,956
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 1998

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,980,167,143) (Note 1)    $5,463,079,603
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    32,622,321
-----------------------------------------------------------------------------------------------
Cash                                                                                    332,571
-----------------------------------------------------------------------------------------------
Foreign currency (cost $31,651)                                                          32,394
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               12,709,594
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       89,226,983
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                           8,438
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        1,310,690
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        175,999
-----------------------------------------------------------------------------------------------
Total assets                                                                      5,599,498,593
Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     99,046,366
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,580,661
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          6,611,511
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              790,327
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           72,485
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,834
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,042,266
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             373,943
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           314,819
-----------------------------------------------------------------------------------------------
TBA sale commitments at value (proceeds received $43,011,857)                        43,009,956
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  997,906
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   157,843,074
-----------------------------------------------------------------------------------------------
Net assets                                                                       $5,441,655,519
Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $4,581,900,369
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (11,819,799)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              387,335,567
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        484,239,382
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding        $5,441,655,519
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,387,619,998 divided by 180,048,584 shares)                                           $18.82
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.82)*                                  $19.97
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,305,897,316 divided by 69,962,275 shares)**                                          $18.67
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($276,961,960 divided by 14,838,406 shares)                                              $18.67
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.67)*                                  $19.35
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($471,176,245 divided by 25,000,359 shares)                                              $18.85
-----------------------------------------------------------------------------------------------
  * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1998

Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                          $ 126,755,620
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $338,714)                                           68,706,582
-----------------------------------------------------------------------------------------------
Total investment income                                                             195,462,202

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     23,461,272
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       11,138,618
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       78,831
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         34,088
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 7,572,318
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                10,970,841
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,802,024
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 245,532
-----------------------------------------------------------------------------------------------
Registration fees                                                                       415,315
-----------------------------------------------------------------------------------------------
Auditing                                                                                 73,033
-----------------------------------------------------------------------------------------------
Legal                                                                                    34,936
-----------------------------------------------------------------------------------------------
Postage                                                                                 461,085
-----------------------------------------------------------------------------------------------
Other                                                                                   114,370
-----------------------------------------------------------------------------------------------
Total expenses                                                                       56,402,263
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,816,710)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         54,585,553
-----------------------------------------------------------------------------------------------
Net investment income                                                               140,876,649
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    469,756,376
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         980,884
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    113,337
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (16,365,863)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                   (1,650,070)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
and TBA sale commitments during the year                                           (172,713,772)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             280,120,892
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $420,997,541
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  140,876,649  $  100,718,238
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       454,484,734     229,478,035
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                       (174,363,842)    505,535,233
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                420,997,541     835,731,506
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (93,857,434)    (73,837,380)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (26,582,497)    (19,404,724)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (6,420,081)     (3,535,939)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (14,256,392)    (11,248,863)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (173,044,314)    (92,386,949)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (63,051,883)    (29,105,446)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (14,653,375)     (4,503,492)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (25,075,114)    (13,502,169)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,397,644,938   1,244,159,864
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,401,701,389   1,832,366,408

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 4,039,954,130   2,207,587,722
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net
investment income of $11,819,799 and
$4,134,739, respectively)                                                        $5,441,655,519  $4,039,954,130
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.95           $15.82           $14.90           $13.52           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .60              .60(c)           .63              .63              .59
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           1.08             4.11             1.50             1.63             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.68             4.71             2.13             2.26              .48
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.60)            (.67)            (.58)            (.56)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)            (.91)            (.63)            (.32)            (.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.81)           (1.58)           (1.21)            (.88)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.82           $18.95           $15.82           $14.90           $13.52
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            9.53            31.52            14.75            17.73             3.46
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,387,620       $2,607,562       $1,515,260       $1,036,674         $913,171
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.00             1.06              .95              .91              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.11             3.51             4.07             4.58             4.15
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             126.19           134.80           119.44           102.57           100.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.82           $15.74           $14.83           $13.46           $14.19
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .46              .46(c)           .51              .52              .50
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           1.07             4.08             1.50             1.63             (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.53             4.54             2.01             2.15              .38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.55)            (.47)            (.46)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)            (.91)            (.63)            (.32)            (.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.68)           (1.46)           (1.10)            (.78)           (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.67           $18.82           $15.74           $14.83           $13.46
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.72            30.46            13.97            16.87             2.70
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,305,897         $888,666         $435,278         $224,166         $151,327
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.75             1.81             1.71             1.66             1.71
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.37             2.74             3.31             3.81             3.39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             126.19           134.80           119.44           102.57           100.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                           Year ended July 31                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.82           $15.74           $14.84           $12.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .51              .53(c)           .55              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            1.06             4.06             1.50             2.03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.57             4.59             2.05             2.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.51)            (.60)            (.52)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.21)            (.91)            (.63)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.72)           (1.51)           (1.15)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $18.67           $18.82           $15.74           $14.84
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             8.98            30.83            14.26            18.52*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $276,962         $187,475          $49,541           $8,164
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.50             1.56             1.50              .93*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.62             3.05             3.50             2.53*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              126.19           134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       April 1, 1994+
operating performance                                                  Year ended July 31                          to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.98           $15.85           $14.92           $13.54           $13.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .64              .64(c)           .68              .66              .17
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           1.09             4.11             1.50             1.63              .31
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.73             4.75             2.18             2.29              .48
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.65)            (.71)            (.62)            (.59)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)            (.91)            (.63)            (.32)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.86)           (1.62)           (1.25)            (.91)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.85           $18.98           $15.85           $14.92           $13.54
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            9.79            31.78            15.09            18.00             3.65*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $471,176         $356,251         $207,508         $153,597          $71,566
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .75              .81              .70              .66              .25*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.37             3.74             4.33             4.78             1.34*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             126.19           134.80           119.44           102.57           100.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1998, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of gains and losses on forward foreign currency contracts, losses on wash sale transactions, post-October losses deferrals, nontaxable dividends, defaulted bond interest, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $15,714,783 to decrease undistributed net investment income and $399,736 to decrease paid-in-capital, with an increase to accumulated net realized gains of $16,114,519. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion and 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $1,816,710 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,250 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,093,763 and $76,814 from the sale of class A and class M shares, respectively and received $1,277,848 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $26,282 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $4,678,997,359 and $3,758,890,690, respectively. Purchases and sales of U.S. government obligations aggregated
$2,305,592,599 and $2,070,525,868, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                  Contract           Premiums
                                                   Amounts           Received
-----------------------------------------------------------------------------
Written options
outstanding at
beginning of year                              $        --          $      --
-----------------------------------------------------------------------------
Options opened                                  35,700,000            113,337
-----------------------------------------------------------------------------
Options closed                                 (35,700,000)          (113,337)
-----------------------------------------------------------------------------
Written options
outstanding at
end of year                                    $        --          $      --
-----------------------------------------------------------------------------


Note 4
Capital shares

At July 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     68,382,912     $1,271,076,297
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,629,619        245,136,594
-----------------------------------------------------------------------------
                                                82,012,531      1,516,212,891

Shares
repurchased                                    (39,574,947)      (742,732,518)
-----------------------------------------------------------------------------
Net increase                                    42,437,584      $ 773,480,373
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     57,561,340      $ 980,905,251
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,015,602        148,378,857
-----------------------------------------------------------------------------
                                                66,576,942      1,129,284,108

Shares
repurchased                                    (24,717,591)      (422,352,583)
-----------------------------------------------------------------------------
Net increase                                    41,859,351      $ 706,931,525
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     27,640,494      $ 514,329,289
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,702,492         83,884,848
-----------------------------------------------------------------------------
                                                32,342,986        598,214,137

Shares
repurchased                                     (9,601,746)      (178,587,762)
-----------------------------------------------------------------------------
Net increase                                    22,741,240      $ 419,626,375
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     21,764,323       $368,267,529
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,767,490         45,275,666
-----------------------------------------------------------------------------
                                                24,531,813        413,543,195

Shares
repurchased                                     (4,971,519)       (84,322,499)
-----------------------------------------------------------------------------
Net increase                                    19,560,294       $329,220,696
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,042,764       $130,939,053
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,109,311         19,785,710
-----------------------------------------------------------------------------
                                                 8,152,075        150,724,763

Shares
repurchased                                     (3,276,702)       (60,912,495)
-----------------------------------------------------------------------------
Net increase                                     4,875,373       $ 89,812,268
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,413,996       $125,678,090
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      457,088          7,498,922
-----------------------------------------------------------------------------
                                                 7,871,084        133,177,012

Shares
repurchased                                     (1,055,770)       (18,153,890)
-----------------------------------------------------------------------------
Net increase                                     6,815,314       $115,023,122
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,280,297       $173,998,943
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,181,250         39,331,506
-----------------------------------------------------------------------------
                                                11,461,547        213,330,449

Shares
repurchased                                     (5,233,650)       (98,604,527)
-----------------------------------------------------------------------------
Net increase                                     6,227,897       $114,725,922
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,877,256       $150,219,737
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,501,670         24,753,440
-----------------------------------------------------------------------------
                                                10,378,926        174,973,177

Shares
repurchased                                     (4,702,056)       (81,988,656)
-----------------------------------------------------------------------------
Net increase                                     5,676,870       $ 92,984,521
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $407,533,403 as capital gain, which includes
$228,305,991 as 20% capital gain, for its taxable year ended July 31, 1998.

The fund has designated 20.96% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Edward P. Bousa
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Jeffrey J. Kobylarz
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

AN021  45518-001/880/242/505     9/98



PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
The George Putnam
Supplement to Report dated

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the report.

RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return
for periods ended                                             NAV

                                                              9.79%
Five years                                                  103.69
Annual average                                               15.29
10 years                                                    262.58
Annual average                                               13.75
Life of fund (since class A inception), annual average       10.01

Share value:                                                  NAV

7/31/97                                                     $18.98
7/31/98                                                     $18.85
---------------------------------------------------------------------------

Distributions:      No.     Income        Capital gains       Total
                     4       0.646           1.212            1.858
---------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.